SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549 -----------------------

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    November 9, 2007

UNITED-GUARDIAN, INC. (Exact name of Registrant as Specified in Charter)

            DELAWARE                                                                                    1-10526                                                              11-1719724
   (State or Other Jurisdiction                                                    (Commission File Number)                           (IRS Employer Identification No.)
      of Incorporation)

                                                                               230 Marcus Boulevard, Hauppauge, New York           11788
                                                                                    (Address of Principal Executive Offices)            (Zip Code)

Registrant's telephone number, including area code:    (631) 273-0900

                                    Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02 - Results of Operations and Financial Condition

     On November 9, 2007, United-Guardian, Inc. issued a press release announcing its financial results for the fiscal quarter ended September 30, 2007. A copy of that press release is being furnished as Exhibit 99.1 to this Form 8-K.

     The information in this Current Report, including the attached Exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit Number             Exhibit
---------------------              --------

     99.1                           Press Release dated November 9, 2007

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED-GUARDIAN, INC. By: /s/ Kenneth H. Globus Name: Kenneth H. Globus Title: President

November 7, 2007